UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND
DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMBINED PROXY STATEMENT AND
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2020

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 18, 2020: this proxy statement is available at
 delawarefunds.com/ceproxy.

To the Shareholders of:

Delaware Investments Dividend and Income Fund, Inc.
Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments National Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund II, Inc.

This is your official notice that the Joint Annual Meeting of Shareholders (“Meeting”) of each Macquarie Investment Management (formerly, Delaware Investments) closed-end registered investment company listed above (each, individually, a “Fund” and, collectively, the “Funds”) will be held online via live webcast, on Friday, September 18, 2020 at 4:00 p.m., Eastern time. The purpose of the Meeting is:

1.	To elect a Board of Directors or Trustees for each Fund consisting of Thomas L. Bennett, Jerome D. Abernathy, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans, with the holders of Preferred Shares of each of Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, and Delaware Investments Minnesota Municipal Income Fund II, Inc. voting exclusively for Ann D. Borowiec and Joseph W. Chow for those Funds;

2.

For Delaware Enhanced Global Dividend and Income Fund only: To approve sub-advisory agreements between Delaware Management Company and each of Macquarie Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited;

3.

For Delaware Investments Dividend and Income Fund, Inc. only: To approve sub-advisory agreements between Delaware Management Company and each of Macquarie Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited; and

4.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

Please vote and send in your proxy card(s) promptly to avoid the need for further mailings. Your vote is important.

Richard Salus
Senior Vice President and Chief Financial Officer

July 15, 2020

2005 Market Street
Philadelphia, PA 19103
1-866-437-0252

COMBINED PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, SEPTEMBER 18, 2020

Meeting Information. The Board of Directors or Trustees (each Board is hereinafter referred to as a “Board” and Board members are referred to as “Directors”) of each of Delaware Investments Dividend and Income Fund, Inc., Delaware Enhanced Global Dividend and Income Fund, Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, and Delaware Investments Minnesota Municipal Income Fund II, Inc. (each, individually, a “Fund” and, collectively, the “Funds”) is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Friday, September 18, 2020, at 4:00 p.m., Eastern time, online via live webcast, and/or at any adjournments of the meeting (the “Meeting”). If you plan to attend the Meeting virtually via live webcast, please follow the registration instructions as outlined in this Combined Proxy Statement. Participating in the Meeting are holders of common shares of beneficial interest or common stock, as applicable (the “Common Shares”), and the holders of preferred shares of beneficial interest or preferred stock, as applicable (the “Preferred Shares”), for those Funds with outstanding Preferred Shares.

General Voting Information. You may provide proxy instructions by returning the enclosed proxy card(s) (“Proxy Card”) by mail in the enclosed envelope. At the virtual Meeting, the persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR ALL” of the Director nominees, if applicable, and if you are a shareholder of Delaware Enhanced Global Dividend and Income Fund or Delaware Investments Dividend and Income Fund, Inc., your shares will be voted “FOR” Proposals 2 or 3 (the “Sub-advisor Proposals”), respectively, in accordance with the recommendation of the Board. The proposals are not contingent on one another. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting online to vote your shares. If your shares are held of record by a broker and you wish to vote at the Meeting online, you should obtain a legal proxy from your broker and submit proof of your legal proxy reflecting your Fund holdings along with your name and email address to Computershare Shareholder Services LLC (“Computershare”), as described further below. You may revoke your proxy at any time before the Meeting (i) by notifying Macquarie Investment Management in writing at 2005 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by participating in the Meeting online and casting your vote. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. Note that on or about September 1, 2020, Macquarie Investment Management’s address will be 610 Market Street, Philadelphia, PA 19106. Shareholders do not have rights of appraisal with respect to any matter to be acted upon.

Each shareholder may cast one vote for each full share, and a partial vote for each partial share, of a Fund that they owned of record on June 19, 2020 (the “Record Date”). Exhibit A shows the number of shares of each Fund that were outstanding on the Record Date and Exhibit B lists the shareholders who owned 5% or more of the outstanding shares of any class of any Fund on that date. It is expected that this Combined Proxy Statement and the accompanying Proxy Card(s) will be first mailed to shareholders on or about July 15, 2020.

This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. A proxy solicitor is being used. The Funds’ investment advisor, Delaware Management Company (“DMC”), will bear the cost for this service as it relates to the Sub-advisor Proposals. The Funds will split evenly the expenses associated with the election of Directors. Subject to the foregoing, the Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds’ shares.

All shareholders of a Fund vote together to elect Directors, regardless of whether a Fund has both common and preferred shareholders, with the following three exceptions. For Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, and Delaware Investments Minnesota Municipal Income Fund II, Inc. (each, a “Municipal Fund” and, collectively, the “Municipal Funds”), each of which has outstanding Preferred Shares, the holders of Preferred Shares have the exclusive right to separately elect two Directors (the “Preferred Share Directors”), in addition to the right to vote for the remaining Directors together with the holders of the Common Shares.

In general, the presence in the virtual Meeting or by proxy of holders of a majority of a Fund’s outstanding shares shall constitute a quorum for such Fund.

For purposes of electing the two Preferred Share Directors for the Municipal Funds, the presence in the virtual Meeting or by proxy of holders of 33 ⅓% of the outstanding Preferred Shares entitled to vote at the Meeting shall constitute a quorum of the preferred share class of the respective Municipal Fund.

In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding a proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in the virtual Meeting or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their votes) in their discretion on any proposed adjournment.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting this year will be conducted exclusively via webcast. Shareholders may attend the Meeting online by visiting www.meetingcenter.io/270746350. To participate in the Meeting, shareholders will need to follow the instructions included herein. The password for the Meeting is DEL2020. The Meeting will begin promptly at 4:00 p.m. Eastern Time. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. If you experience technical difficulties prior to or during the Meeting, you may visit https://support.vevent.com/ for technical assistance. All Fund shareholders will be required to enter their individual control number in order to enter the Meeting. Only Fund shareholders will be able to participate in the Meeting.

Please follow the instructions on your Proxy Card. If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Your individual control number, which is required to enter the Meeting, is included on your Proxy Card that accompanies this Proxy Statement.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to access your individual control number in order to attend the Meeting virtually on the Internet using the instructions below. To register and receive your individual control number to attend the Meeting online, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern

Time, on September 14, 2020. You will receive a confirmation of your registration and your individual control number by email after Computershare receives your registration information. Requests for registration for the Meeting should be directed to Computershare at the following:

By email

Forward an image of your legal proxy, to shareholdermeetings@computershare.com

By mail

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Abstentions and Broker Non-Votes. Broker non-votes occur when a meeting has (1) a “routine” proposal, such as the election of Directors in Proposal 1, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (2) a “non-routine” proposal, such as the Sub-advisor Proposals, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but that are not voted on the non-routine proposal are called “broker non-votes.” Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for each Fund at the Meeting and will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Sub-advisor Proposals, but will not have an effect on Proposal 1, which requires a plurality of votes cast for approval.

Copies of each Fund’s most recent annual report and semi-annual report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge, by writing to the Funds at the address shown on the top of the first page of this Combined Proxy Statement, by calling toll-free (866) 963-6135, or through the Funds’ website at delawarefunds.com.

PROPOSAL 1: TO ELECT A BOARD OF DIRECTORS
FOR EACH FUND

You are being asked to reelect each of the current members of the Board of your Fund. The nominees are: Thomas L. Bennett, Jerome D. Abernathy, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans.

Regardless of which classes elect each Director, all of the Directors serve as Directors for the entire Fund. The following table shows how each of the Directors are elected:

Fund	Class of Shares	Directors Entitled to be Elected by Class of Shares
DDF and DEX (11 Directors)	Common Shares	11 (Abernathy, Bennett, Borowiec, Chow, Fry, Landreth, Lytle, Sevilla- Sacasa, Yeomans, Wood, and Whitford)

Municipal Funds (11 Directors)	Common Shares and Preferred Shares	9 (Abernathy, Bennett, Fry, Landreth, Lytle, Sevilla-Sacasa, Yeomans, Wood, and Whitford)

	Preferred Shares	2 (Borowiec and Chow)

If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the Board.

Each Municipal Fund issues Common Shares and Preferred Shares. The holders of Preferred Shares of each Municipal Fund exclusively are entitled to elect two of their respective Preferred Share Directors, and the remaining Directors are to be elected by the holders of the Preferred Shares and Common Shares voting together. The nominees for Preferred Share Directors of the Municipal Funds are Ann D. Borowiec and Joseph W. Chow.

INFORMATION ON THE NOMINEES

Number
of Funds
			Principal	in Fund	Other Directorships
	Position(s)		Occupation(s)	Complex	Held by Director
Name, Address,	Held with	Length of	During the Past Five	Overseen	During the Past
and Birthdate*	the Funds	Time Served	Years	by Director	Five Years
Interested Director

Shawn K. Lytle[1]	President,	Director since	President —	94	Trustee — UBS
2005 Market Street	Chief	September	Macquarie		Relationship Funds,
Philadelphia, PA	Executive	2015	Investment		SMA Relationship
19103	Officer,	President	Management[2] (June		Trust, and UBS
	and	and Chief	2015–Present)		Funds (May 2010–
February 1970	Director	Executive	Regional Head of		April 2015)
		Officer since	Americas — UBS
		August 2015	Global Asset
Management (April
2010–May 2015)

Number
of Funds
			Principal	in Fund	Other Directorships
	Position(s)		Occupation(s)	Complex	Held by Director
Name, Address,	Held with	Length of	During the Past Five	Overseen	During the Past
and Birthdate*	the Funds	Time Served	Years	by Director	Five Years
Independent Directors

Thomas L. Bennett	Chair and	Director since	Private Investor —	94	None
2005 Market Street	Director	March 2005	(March 2004–
Philadelphia, PA		Chair since	Present)
19103		March 2015

October 1947

Jerome D.	Director	Since January	Managing Member,	94	None
Abernathy		2019	Stonebook Capital
2005 Market Street			Management, LLC
Philadelphia, PA			(financial technology:
19103			macro factors and
databases) (January
1993-Present)

Ann D. Borowiec	Director	Since March	Chief Executive	94	Director —
2005 Market Street		2015	Officer, Private		Banco Santander
Philadelphia, PA			Wealth Management		International
19103			(2011–2013) and		(October 2016–
			Market Manager,		December 2019)
November 1958			New Jersey Private
			Bank (2005-2011) —		Director —
			J.P. Morgan Chase		Santander Bank,
			& Co.		N.A. (December
2016–December
2019)

Joseph W. Chow	Director	Since January	Private Investor	94	Director and
2005 Market Street		2013	(April 2011–Present)		Audit Committee
Philadelphia, PA					Member — Hercules
19103					Technology Growth
Capital, Inc. (July
January 1953					2004–July 2014)

Number
of Funds
			Principal	in Fund	Other Directorships
	Position(s)		Occupation(s)	Complex	Held by Director
Name, Address,	Held with	Length of	During the Past Five	Overseen	During the Past
and Birthdate*	the Funds	Time Served	Years	by Director	Five Years
Independent Directors (continued)

John A. Fry	Director	Since January	President — Drexel	94	Director;
2005 Market Street		2001	University (August		Compensation
Philadelphia, PA			2010–Present)		Committee and
19103					Governance
			President —		Committee Member
May 1960			Franklin & Marshall		— Community
			College (July 2002–		Health Systems
			June 2010)		(May 2004-Present)

Director and Audit
Committee Member
— vTv Therapeutics
Inc. (2017-Present)

Director and Audit
Committee Member
— FS Credit Real
Estate Income Trust,
Inc. (2018-Present)

Director and
Audit Committee
Member— Federal
Reserve Bank
of Philadelphia
(January
2020-Present)

Lucinda S.	Director	Since March	Private Investor	94	None
Landreth		2005	(2004–Present)
2005 Market Street
Philadelphia, PA
19103

June 1947

Number
of Funds
			Principal	in Fund	Other Directorships
	Position(s)		Occupation(s)	Complex	Held by Director
Name, Address,	Held with	Length of	During the Past Five	Overseen	During the Past
and Birthdate*	the Funds	Time Served	Years	by Director	Five Years
Independent Directors (continued)

Frances A. Sevilla-	Director	Since	Private Investor	94	Trust Manager and
Sacasa		September	(January 2017–		Audit Committee
2005 Market Street		2011	Present)		Chair — Camden
Philadelphia, PA					Property Trust
19103			Chief Executive		(August 2011–
			Officer — Banco Itaú		Present)
January 1956			International (April
			2012–December 2016)		Director; Strategic
Planning and
			Executive Advisor to		Reserves Committee
			Dean (August 2011–		and Nominating
			March 2012) and		and Governance
			Interim Dean (January		Committee Member
			2011–July 2011) —		— Callon Petroleum
			University of Miami		Company (December
			School of Business		2019-Present)
Administration
Director; Audit
			President — U.S.		Committee Member
			Trust, Bank of America		— Carrizo Oil &
			Private Wealth		Gas, Inc. (March
			Management (Private		2018–December
			Banking) (July 2007–		2019)
December 2008)

Thomas K.	Director	Since January	Vice Chairman	94	Director — HSBC
Whitford		2013	(2010–April 2013)—		North America
2005 Market Street			PNC Financial		Holdings Inc.
Philadelphia, PA			Services Group		(December 2013–
19103					Present)

March 1956					Director — HSBC
USA Inc. (July
2014–Present)

Director — HSBC
Bank USA, National
Association (July
2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–
April 2018)

Number
of Funds
			Principal	in Fund	Other Directorships
	Position(s)		Occupation(s)	Complex	Held by Director
Name, Address,	Held with	Length of	During the Past Five	Overseen	During the Past
and Birthdate*	the Funds	Time Served	Years	by Director	Five Years
Independent Directors (continued)

Christianna Wood	Director	Since January	Chief Executive	94	Director; Finance
2005 Market Street		2019	Officer and President		Committee and
Philadelphia, PA			— Gore Creek		Audit Committee
19103			Capital, Ltd. (August		Member — H&R
			2009–Present)		Block Corporation
August 1959					(July 2008–Present)

Director;
Investments
Committee, Capital
and Finance
Committee and
Audit Committee
Member — Grange
Insurance (2013–
Present)

Trustee; Chair
of Nominating
and Governance
Committee and
Member of Audit
Committee —
The Merger Fund
(2013–Present),
The Merger Fund
VL (2013–Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present), and
WCM Alternatives:
Credit Event Fund
(December 2017–
Present)

Director; Chair
of Governance
Committee and
Audit Committee
Member —
International
Securities Exchange
(2010–2016)

Number
of Funds
			Principal	in Fund	Other Directorships
	Position(s)		Occupation(s)	Complex	Held by Director
Name, Address,	Held with	Length of	During the Past Five	Overseen	During the Past
and Birthdate*	the Funds	Time Served	Years	by Director	Five Years
Independent Directors (continued)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Director	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003– January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	94	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)
____________________

*	Note that on or about September 1, 2020, the address for each Director listed above will be 610 Market Street, Philadelphia, PA 19106.

1	Shawn K. Lytle is considered to be an “Interested Director” because he is an executive officer of the Funds’ investment advisor.

2	Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor and transfer agent.

The following table shows each Director’s ownership of shares of each Fund and of all other funds in the Delaware Funds® by Macquarie (the “Fund Complex”) as of March 31, 2020.

Aggregate Dollar Range of
	Dollar Range of	Equity Securities[1] in All Registered
	Equity Securities in	Investment Companies Overseen by
Name of Director	each Fund	Director in Fund Complex
Interested Director
Shawn K. Lytle	None	Over $100,000
Independent Directors
Jerome D. Abernathy	None	$10,001 - $50,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
John A. Fry	None	Over $100,000
Lucinda S. Landreth	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000
____________________

1	The ranges for equity securities ownership by each Director are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Board Leadership Structure and Functions

Common Board of Directors. The business of each Fund is managed under the direction of its Board. The Directors also serve on the Boards of all the other investment companies that comprise the Fund Complex. The Directors believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Directors believe that the common board structure allows the Directors to leverage their individual expertise and that their judgment is enhanced by being Directors of all of the funds in the complex.

Board Chair. Mr. Bennett serves as the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent director serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Directors, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Directors. He also generally serves as a liaison among outside Directors, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and Composition of Board. The Board is currently comprised of eleven Directors. Ten of the eleven Directors are independent. The Directors believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Directors with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Directors. As a result, a Director may serve until December 31 of the calendar year in which such Director reaches the age of 75. At the discretion of the other Directors, active service for a particular Director may be extended for a limited period of time beyond a Director’s normal retirement date.

Board Meetings. Each Municipal Fund held five Board meetings during its last fiscal year ended March 31, 2020. Delaware Investments Dividend and Income Fund, Inc. (“DDF”) and Delaware Enhanced Global Dividend and Income Fund (“DEX”) held five Board meetings during their last fiscal year ended November 30, 2019. Each Director attended at least 75% of the Board meetings described above and of the meetings of committees on which the Director served. Directors are encouraged to attend each annual meeting of shareholders either in person, virtually or by telephone, if possible. All Directors were present at the annual meeting of each of the Funds held on August 21, 2019.

Board Committees. The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

Each Fund has an Audit Committee that monitors accounting and financial reporting policies, practices and internal controls for the Fund. It also oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee of each Fund consists of the following Independent Directors appointed by the Board: Thomas K. Whitford, Chair; Jerome D. Abernathy; John A. Fry; and Christianna Wood. Each Audit Committee member also meets the standard of independence for Audit Committee members set forth in the listing standards of the New York Stock Exchange (the “NYSE”) and NYSE American (“NYSE American”) (formerly the NYSE MKT). Members of the Audit Committee serve for one-year terms or until their successors have been appointed and qualified. The Audit Committee held four in-person meetings and one telephonic meeting for DDF and DEX for the fiscal year ended November 30, 2019, and four in-person meetings and one telephonic meeting for the Municipal Funds for the fiscal year ended March 31, 2020. The Board of each Fund has adopted a written charter for the Fund’s Audit Committee, which is available on the Funds’ website at delawarefunds.com.

Each Fund has a Committee of Independent Directors that develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The committee comprises all of the Fund’s Independent Directors. The Committee of Independent Directors held four in-person meetings during the fiscal year ended November 30, 2019 for DDF and DEX, and four in-person meetings for the Municipal Funds for the fiscal year ended March 31, 2020.

Each Fund has an Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Funds by the Funds’ investment advisor as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Directors should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the investment advisor regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Directors: Janet L. Yeomans, Chair; Jerome D. Abernathy; Ann D. Borowiec; and Christianna Wood. The Investments Committee held six in-person meetings and one telephonic meeting during the fiscal year ended November 30, 2019 for DDF and DEX, and five in-person meetings and one telephonic meeting for the Municipal Funds for the fiscal year ended March 31, 2020.

Each Fund’s Nominating and Corporate Governance Committee (the “Nominating Committee”) recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the

Independent Directors. The Nominating Committee is comprised of the following five Independent Directors appointed by the Board: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; Joseph W. Chow; and Lucinda S. Landreth, all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE American. The Nominating Committee recommends nominees for Independent Directors for consideration by the incumbent Independent Directors of each Fund, and the Nominating Committee recommends nominees for Interested Directors for consideration by the full Board of each Fund. The Nominating Committee held four in-person meetings and one telephonic meeting during the fiscal year ended November 30, 2019 for DDF and DEX, and four in-person meetings and one telephonic meeting for the Municipal Funds for the fiscal year ended March 31, 2020. Each Fund’s Board has adopted a formal charter for the Nominating Committee setting forth its responsibilities, which is available on the Funds’ website at delawarefunds.com.

The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Funds® by Macquarie at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Note that on or about September 1, 2020, the Funds’ address will be c/o Macquarie Investment Management, 610 Market Street, Philadelphia, PA 19106. Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

In reaching its determination that an individual should serve or continue to serve as a Director of a Fund, the Nominating Committee considers, in light of the Fund’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Director’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Director’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole.

Board Diversity Disclosure

The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. The Board believes that it generally benefits from diversity among its members and has adopted a diversity policy. In the evaluation of Director candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition. In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating and Corporate Governance Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole.

Director Qualifications

In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Funds’ shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition. In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Director as of the date of this Combined Proxy Statement.

Jerome D. Abernathy. Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Directors of the Funds noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett. Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec. Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Directors of the Funds found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. Her experience would also provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow. Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Directors of the Funds found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Directors also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degree from MIT. Mr. Chow has served on the Board since January 2013.

John A. Fry. Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Lucinda S. Landreth. Ms. Landreth has over 35 years of experience in the investment management industry, particularly with equity management and analysis. She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company. Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several nonprofit institutions. In addition to holding a B.A. from Wilson College, she is a Chartered Financial Analyst. Ms. Landreth has served on the Board since March 2005.

Frances A. Sevilla-Sacasa. Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Directors of the Funds found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Directors also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust  and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit board experience gave them confidence that she would make a meaningful, experienced contribution to the Board. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Directors valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford. Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Directors of the Funds found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Directors also found that his senior management role in integrating company acquisitions, technology and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood. Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Directors of the Funds noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans. Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle. Mr. Lytle has over 20 years of experience in the investment management industry. He has been the president of Macquarie Investment Management – Americas since June 2015, and he is responsible for all aspects of the firm’s business. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Board Role in Risk Oversight. The Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing, approving, or modifying, as applicable, the compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Funds’ investment advisor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Funds and to provide direction with respect thereto; (6) engaging the services of the Funds’ Chief

Compliance Officer to test the compliance procedures of the Funds and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Directors perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Directors routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Directors a general overview of how the Funds’ investment advisor and its affiliates identify and manage risks pertinent to the Funds.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of Fund assets, and certain compliance matters. In addition, the Audit Committee meets with the investment advisor’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Funds.

The Board’s other committees also play a role in assessing and managing risk. The Nominating Committee and the Committee of Independent Directors play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Directors, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and Fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Board Compensation. Each Independent Director receives: (i) an annual retainer fee of $230,000 for serving as a Director for all 26 investment companies in the Macquarie Investment Management family of funds (94 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $3,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $100,000.

The following table sets forth the compensation received by each Director from the Funds and the total compensation received from the Fund Complex as a whole during the twelve months ended April 30, 2020. Mr. Lytle is not compensated by the Funds for his service as Director.

	Aggregate	Total Compensation from the
	Compensation from the	Investment Companies in the Fund
Director	Funds	Complex
Jerome D. Abernathy	$2,704	$311,000
Thomas L. Bennett (Chair)	$3,859	$444,167
Ann D. Borowiec	$2,813	$323,000
Joseph W. Chow	$2,776	$318,500
John A. Fry	$2,647	$305,000
Lucinda S. Landreth	$2,842	$298,547
Frances A. Sevilla-Sacasa	$2,819	$324,167
Thomas K. Whitford	$2,921	$336,167
Christianna Wood	$2,684	$309,500
Janet L. Yeomans	$2.948	$337,667

Officers. The following individuals are executive officers of one or more of the Funds: David F. Connor, Daniel V. Geatens, and Richard Salus. Exhibit C includes certain information concerning these officers. The shares of each Fund that are owned by the executive officers as a group is less than one percent as of June 19, 2020. In addition, to the knowledge of the Funds’ management, the Directors and officers of the Funds owned, as a group, less than one percent of the outstanding shares of each class of the Funds as of June 19, 2020.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), requires that Forms 3, 4, and 5 be filed with the Securities and Exchange Commission (“SEC”), the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment advisor. The Funds believe that these requirements were met for each Fund’s last fiscal year.

Required Vote. All shareholders of a Fund vote together to elect Directors, except that the preferred shareholders of the Municipal Funds have the exclusive right to separately elect two Preferred Share Directors, in addition to the right to vote for the remaining Directors together with the holders of the Common Shares. The Preferred Share Director nominees are Ann D. Borowiec and Joseph W. Chow. Provided that a quorum is present at the Meeting, either virtually or by proxy, the following votes are required to elect each Fund’s Board.

Proposal
Election of Directors
FUND	Abernathy, Bennett, Fry,	Borowiec and Chow
Landreth, Lytle, Sevilla-Sacasa,
Yeomans, Wood, and Whitford
DDF and DEX	Plurality of votes cast.
Municipal Funds	Plurality of Common and	Plurality of Preferred Share
	Preferred Share votes cast.	votes cast.

A vote decided by a plurality of the votes cast means that the winning nominee only needs to get more votes than any competing nominee. A Director that runs unopposed only needs one vote to be elected, so an “against” vote or vote that is withheld will not impact the election of a Director.

THE BOARD UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE NOMINEES

PROPOSAL 2: TO APPROVE SUB-ADVISORY AGREEMENTS WITH
MIMAK AND MIMGL
(Delaware Enhanced Global Dividend and Income Fund only)

Proposal 2 relates solely to shareholders of DEX. DMC seeks to expand the services provided by its affiliates, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Global Limited (“MIMGL”), each a registered investment advisor with the SEC and each previously approved by DEX shareholders as a sub-advisor, in its management of DEX. The existing sub-advisory agreements with MIMAK and MIMGL were approved by shareholders at the 2019 Annual Meeting of Shareholders and are dated August 22, 2019. If approved, MIMAK, DMC’s Austrian domiciled affiliate, would provide asset allocation services to DEX, and MIMGL, DMC’s Australian domiciled affiliate, would be responsible for managing DEX’s investments in real estate investment trust (“REIT”) securities and other equity securities from time to time as directed by MIMAK. As previously approved by shareholders, each of MIMAK and MIMGL would also continue to support DEX’s fixed income strategy by providing investment recommendations, discussing strategy, and sharing investment ideas, including with respect to specific securities, on a regular basis and when directed by DMC, provide investment discretion and trading. Also as previously approved by shareholders, MIMGL would continue to provide quantitative support for DMC’s management of DEX’s equity securities, equity research and equity trading capabilities to facilitate a “follow-the-sun” trading model to permit Fund trades to be executed by local traders during their market’s business hours.

DMC will continue to serve as DEX’s investment advisor, however, under the proposed arrangements, MIMAK’s portfolio managers, Stefan Löwenthal and Jürgen Wurzer, will take over primary day-to-day responsibility for making asset allocation decisions for DEX’s portfolio and will serve as the Fund’s portfolio managers. DEX’s investment objectives, policies and limitations will not change in connection with this Proposal, however DEX’s asset allocation strategy will change to reflect MIMAK’s investment process as described below. MIMAK will be able to delegate portions of the implementation of DEX’s fixed income strategy to Macquarie Investment Management Europe Limited (“MIMEL”) and MIMGL and utilize MIMGL and affiliate Macquarie Funds Management Hong Kong Limited for the trading of equity securities. MIMAK and MIMGL will receive increased compensation from DMC for their increased roles with DEX as described below. Under the proposal, MIMGL will also be responsible for DEX’s investment in REIT securities as well as other equity securities as directed by MIMAK from time to time; no changes to DEX’s investment strategy are required in connection with the proposed appointment of MIMGL as sub-advisor to DEX.

Factors relating to the Board’s approval of MIMAK and MIMGL to serve as sub-advisors to DEX

Following is a discussion of the factors considered by the Board in approving the sub-advisory agreements between DMC and each of MIMAK and MIMGL. In evaluating the proposed sub-advisory agreements, the Board, including a majority of the Independent Directors, made a separate finding that the sub-advisory agreements are in the best interests of DEX and its shareholders, and do not involve a conflict of interest from which any of DMC, MIMAK, or MIMGL derives an inappropriate advantage.

Nature, extent, and quality of services to be provided under the proposed sub-advisory agreements

The Board considered the nature, quality, and extent of services that MIMAK and MIMGL each would provide as a sub-advisor to DEX. The Trustees took into account the investment process to be employed by MIMAK and MIMGL in connection with each sub-advisor’s responsibilities in conjunction with DMC in managing DEX, and the qualifications and experience of MIMAK’s and MIMGL’s teams with regard to implementing DEX’s investment mandate. The Board considered each of MIMAK’s and MIMGL’s organization, personnel, and operations. The Trustees also considered Management’s review and recommendation process with respect to MIMAK and MIMGL, and Management’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMAK and MIMGL to DEX. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMAK and MIMGL as well as MIMAK’s and MIMGL’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of DEX’s investment objectives, strategies, and policies.

About MIMAK and MIMGL

Like DMC, MIMAK and MIMGL are investment advisory entities within Macquarie Investment Management (“MIM”), which is a division of Macquarie Asset Management (“MAM”). MAM is Macquarie Group’s funds management business. MAM is a full-service asset manager, offering a diverse range of capabilities and products including infrastructure and real asset management, securities investment management and structured access to funds, equity-based products, and alternative assets.

MIM offers securities investment management capabilities across a number of asset classes including fixed income, currencies, equities, infrastructure securities, private markets, hedge funds, and multi-asset allocation solutions. MIM delivers a full-service offering to both institutional and retail clients in Australia and the US with selective offerings in other regions.

MIMAK. MIMAK is located at Kaerntner Strasse 28, 1010 Vienna, Austria. MIMAK conducts a range of financial services to institutional and corporate clients and manages investments across a diverse range of asset classes. MIMAK is currently serving as a sub-advisor with primary responsibility for day-to-day asset allocation decisions for five open-end funds in the Fund Complex as well as an asset allocation product offered by a DMC affiliate, and also serves as a sub-advisor to all the funds investing in fixed income securities in the Fund Complex, including DEX, providing investment support on a regular basis and when directed by DMC, investment discretion and trading. MIMAK is an affiliate of DMC and a part of MIM. As of March 31, 2020, MIMAK’s team, which includes 12 investment professionals, managed more than $3.5 billion in AUM. As of March 31, 2020, MIM managed more than $234.9 billion in assets for institutional and individual clients.

MIMAK’s Investment Process and Changes Required to DEX’s Investment Strategy. If Proposal 2 is approved, DEX’s investment objectives, policies and limitations will not change. In addition, the shift from using DEX’s current portfolio managers, who currently allocate assets and manage DEX’s investment strategy, is not expected to affect the risk/return profile for DEX. However, MIMAK will manage the Fund in accordance with its asset allocation process, so DEX’s strategy will change to reflect MIMAK’s process. In allocating assets, MIMAK will use an asset allocation approach with a focus on yield when selecting investments for DEX. It is estimated that the shift to using MIMAK’s asset allocation process will result in portfolio turnover of approximately 15%, with the transaction costs to be paid by the Fund.

MIMAK’s dynamic asset-allocation framework will be used to determine the proportion of the Fund’s assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes. MIMAK’s framework is designed to reduce riskier assets in times of market volatility and provide additional downside protection.

MIMAK’s Portfolio Managers. If Proposal 2 is approved, MIMAK’s portfolio managers, Stefan Löwenthal and Jürgen Wurzer will be responsible for the day-to-day management of the Fund. Their biographies are below.

Stefan Löwenthal Chief Investment Officer — Global Multi-Asset Team

Stefan Löwenthal is the chief investment officer for MIMAK, a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Jürgen Wurzer, CFA Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi-Asset Team

Jürgen Wurzer rejoined MIMAK in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.

MIMGL. MIMGL is an Australian incorporated entity with an Australian Financial Services License and is registered with the SEC. MIMGL provides investment advisory services for mandates managed across a range of asset classes. The Macquarie Systematic Investment team (“MSI”) is part of MIMGL and provides quantitative support to DEX’s equity investments, as well as trading. MSI is made up of portfolio managers and a team of quantitative analysts. Portfolio managers and analysts have varied backgrounds, including engineering, computer science and mathematics. MSI has a strong track record of managing quantitative strategies, having managed such portfolios since the late 1980’s. MIMGL is an affiliate of DMC and a part of MIM.

As of March 31, 2020, the MSI team, which includes 13 investment professionals, managed AUD 16 billion in AUM across 21 strategies, including AUD $756 million in REIT strategies. As of March 31, 2020, MIM managed more than $234.9 billion in assets for institutional and individual clients.

MIMGL’s Investment Process and Changes Required to DEX’s Investment Strategy. If Proposal 2 is approved, no changes are necessary to DEX’s investment objectives, policies, limitations or strategy to reflect MIMGL’s process in managing REITs and other types of equity securities.

Benefits of the proposed sub-advisory agreement with MIMAK

The Board considered the following benefits in approving the sub-advisory agreement with MIMAK:

●	MIMAK uses an active allocation approach with a focus on yield when selecting investments. As a result, there is flexibility in the relative weightings given to various categories of investments and MIMAK intends to implement a systematic approach to identify higher yielding securities for the Fund. MIMAK primarily focuses on the direction, rather than the degree, of returns. The result of this approach is to deliver an optimal asset allocation construct in the current and projected economic environment. Furthermore, proprietary tools deliver additional insights that provide unique inputs into fundamental decision making.
●	MIMAK will utilize the same asset allocation strategy for DEX as for the other Delaware Funds asset allocation funds and has generated favorable historical performance returns managing similar funds.

●	MIMAK plans to implement a more dynamic asset-allocation framework to maintain a stable level of portfolio risk over time. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.

Benefits of the proposed sub-advisory agreement with MIMGL

The Board considered the following benefits in approving the sub-advisory agreement with MIMGL:

●	MIMGL MSI has a history of targeting consistent outperformance through systematic strategies and through a multi-factor investment approach to smooth returns. The Board has previously approved MIMGL as a sub-advisor to the Delaware equity funds to provide equity trading and quantitative support.
●	MIMGL MSI’s quantitative approach to investing is designed to systematically exploit investor biases, which may result in better market insights.
●	MIMGL MSI focuses on a quantitative approach and does not bias toward growth or value investments, a strategy which typically provides lower downside capture.

The costs of the services to be provided

DMC will compensate MIMAK and MIMGL for their sub-advisory services to DEX. DMC will pay MIMAK and MIMGL a portion of its investment management fee and DEX shareholders will not bear additional expenses related to the use of the sub-advisors. DMC will pay an amount representing 0.12% of DEX’s assets to MIMAK and an amount representing 0.20% of DEX’s equity assets, including REIT assets, that are managed by MIMGL, to MIMGL.

Regulatory requirements

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the definition of “investment adviser” is broad and encompasses the types of services anticipated to be provided by MIMAK and MIMGL. Because MIMAK and MIMGL will be considered to be investment advisors, Section 15 of the 1940 Act requires that DMC enter into sub-advisory agreements with those entities on behalf of DEX. The 1940 Act requires that DEX’s shareholders approve the proposed sub-advisory agreements with MIMAK and MIMGL before DEX enters into such agreements.

If shareholders approve Proposal 2, MIMAK and MIMGL would begin providing services to DEX within approximately two weeks following the approval. If shareholders do not approve Proposal 2, MIMAK and MIMGL will not provide additional advisory services to DEX and the changes described herein will not take effect.

Required Vote. All shareholders of DEX vote together to approve the sub-advisory agreements with MIMAK and MIMGL. For Proposal 2, the sub-advisory agreements must be approved by the affirmative vote of a “majority of the outstanding voting securities” of DEX, which is defined in the 1940 Act as the lesser of: (A) 67% or more of the voting securities of the fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such fund (a “1940 Act Majority Vote”).

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DELAWARE
ENHANCED GLOBAL DIVIDEND AND INCOME FUND UNANIMOUSLY
RECOMMENDS THAT ITS SHAREHOLDERS VOTE FOR PROPOSAL 2.

PROPOSAL 3: TO APPROVE SUB-ADVISORY AGREEMENTS WITH
MIMAK AND MIMGL
(Delaware Investments Dividend and Income Fund, Inc. only)

Proposal 3 relates solely to shareholders of DDF. DMC seeks to expand the services provided by its affiliates, MIMAK and MIMGL, each a registered investment advisor with the SEC and each previously approved by DDF shareholders as a sub-advisor, in its management of DDF. The existing sub-advisory agreements with MIMAK and MIMGL were approved by shareholders at the 2019 Annual Meeting of Shareholders and are dated September 23, 2019. If approved, MIMAK, DMC’s Austrian domiciled affiliate, would provide asset allocation services to DDF, and MIMGL, DMC’s Australian domiciled affiliate, would be responsible for managing DDF’s investments in REIT securities and other equity securities from time to time as directed by MIMAK. As previously approved by shareholders, each of MIMAK and MIMGL would also continue to support DDF’s fixed income strategy by providing investment recommendations, discussing strategy, and sharing investment ideas, including with respect to specific securities, on a regular basis and when directed by DMC, provide investment discretion and trading. Also as previously approved by shareholders, MIMGL would continue to provide quantitative support for DMC’s management of DDF’s equity securities, equity research and equity trading capabilities to facilitate a “follow-the-sun” trading model to permit Fund trades to be executed by local traders during their market’s business hours.

DMC will continue to serve as DDF’s investment advisor, however, under the proposed arrangements, MIMAK’s portfolio managers, Stefan Löwenthal and Jürgen Wurzer, will take over primary day-to-day responsibility for making asset allocation decisions for DDF’s portfolio and will serve as the Fund’s portfolio managers. DDF’s investment objectives, policies and limitations will not change in connection with this proposal, however DDF’s asset allocation strategy will change to reflect MIMAK’s investment process as described below. MIMAK will be able to delegate portions of the implementation of DDF’s fixed income strategy to MIMEL and MIMGL and utilize MIMGL and affiliate Macquarie Funds Management Hong Kong Limited for the trading of equity securities. MIMAK and MIMGL will receive increased compensation from DMC for their increased roles with DDF as described below. Under the proposal, MIMGL will also be responsible for DDF’s investment in REIT securities as well as other equity securities as directed by MIMAK from time to time; no changes to DDF’s investment strategy are required in connection with the proposed appointment of MIMGL as sub-advisor to DDF.

Factors relating to the Board’s approval of MIMAK and MIMGL to serve as sub-advisors to DDF

Following is a discussion of the factors considered by the Board in approving the sub-advisory agreements between DMC and each of MIMAK and MIMGL. In evaluating the proposed sub-advisory agreements, the Board, including a majority of the Independent Directors, made a separate finding that the sub-advisory agreements are in the best interests of DDF and its shareholders, and do not involve a conflict of interest from which any of DMC, MIMAK, or MIMGL derives an inappropriate advantage.

Nature, extent, and quality of services to be provided under the proposed sub-advisory agreements

The Board considered the nature, quality, and extent of services that MIMAK and MIMGL each would provide as a sub-advisor to DDF. The Trustees took into account the investment process to be employed by MIMAK and MIMGL in connection with each sub-advisor’s responsibilities in conjunction with DMC in managing DDF, and the qualifications and experience of MIMAK’s and MIMGL’s teams with regard to implementing DDF’s investment mandate. The Board considered each of MIMAK’s and MIMGL’s organization, personnel, and operations. The Trustees also considered Management’s review and recommendation process with respect to MIMAK and MIMGL, and Management’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMAK and MIMGL to DDF. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMAK and MIMGL as well as MIMAK’s and MIMGL’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of DDF’s investment objectives, strategies, and policies.

About MIMAK and MIMGL

Like DMC, MIMAK and MIMGL are investment advisory entities within MIM, which is a division of MAM. MAM is Macquarie Group’s funds management business. MAM is a full-service asset manager, offering a diverse range of capabilities and products including infrastructure and real asset management, securities investment management and structured access to funds, equity-based products, and alternative assets.

MIM offers securities investment management capabilities across a number of asset classes including fixed income, currencies, equities, infrastructure securities, private markets, hedge funds, and multi-asset allocation solutions. MIM delivers a full-service offering to both institutional and retail clients in Australia and the US with selective offerings in other regions.

MIMAK. MIMAK is located at Kaerntner Strasse 28, 1010 Vienna, Austria. MIMAK conducts a range of financial services to institutional and corporate clients and manages investments across a diverse range of asset classes. MIMAK is currently serving as a sub-advisor with primary responsibility for day-to-day asset allocation decisions for five open-end funds in the Fund Complex as well as an asset allocation product offered by a DMC affiliate, and also serves as a sub-advisor to all the funds investing in fixed income securities in the Fund Complex, including DDF, providing investment support on a regular basis and when directed by DMC, investment discretion and trading. MIMAK is an affiliate of DMC and a part of MIM. As of March 31, 2020, MIMAK’s team, which includes 12 investment professionals, managed more than $3.5 billion in AUM. As of March 31, 2020, MIM managed more than $234.9 billion in assets for institutional and individual clients.

MIMAK’s Investment Process and Changes Required to DDF’s Investment Strategy. If Proposal 3 is approved, DDF’s investment objectives, policies and limitations will not change. In addition, the shift from using DDF’s current portfolio managers, who currently allocate assets and manage DDF’s investment strategy, is not expected to affect the risk/return profile for DDF. However, MIMAK will manage the Fund in accordance with its asset allocation process, so DDF’s strategy will change to reflect MIMAK’s process. In allocating assets, MIMAK will use an asset allocation approach with a focus on yield when selecting investments for DDF. It is estimated that the shift to using MIMAK’s asset allocation process will result in portfolio turnover of approximately 20%, with the transaction costs to be paid by the Fund.

MIMAK’s dynamic asset-allocation framework will be used to determine the proportion of the Fund’s assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes. MIMAK’s framework is designed to reduce riskier assets in times of market volatility and provide additional downside protection.

MIMAK’s Portfolio Managers. If Proposal 3 is approved, MIMAK’s portfolio managers, Stefan Löwenthal and Jürgen Wurzer will be responsible for the day-to-day management of the Fund. Their biographies are below.

Stefan Löwenthal Chief Investment Officer — Global Multi-Asset Team

Stefan Löwenthal is the chief investment officer for MIMAK, a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Jürgen Wurzer, CFA Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi-Asset Team

Jürgen Wurzer rejoined MIMAK in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March

2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.

MIMGL. MIMGL is an Australian incorporated entity with an Australian Financial Services License and is registered with the SEC. MIMGL provides investment advisory services for mandates managed across a range of asset classes. MSI is part of MIMGL and provides quantitative support to DDF’s equity investments, as well as trading. MSI is made up of portfolio managers and a team of quantitative analysts. Portfolio managers and analysts have varied backgrounds, including engineering, computer science and mathematics. MSI has a strong track record of managing quantitative strategies, having managed such portfolios since the late 1980’s. MIMGL is an affiliate of DMC and a part of MIM. As of March 31, 2020, the MSI team, which includes 13 investment professionals, managed AUD 16 billion in AUM across 21 strategies, including AUD $756 million in REIT strategies. As of March 31, 2020, MIM managed more than $234.9 billion in assets for institutional and individual clients.

MIMGL’s Investment Process and Changes Required to DDF’s Investment Strategy. If Proposal 3 is approved, no changes are necessary to DDF’s investment objectives, policies, limitations or strategy to reflect MIMGL’s process in managing REITs and other types of equity securities.

Benefits of the proposed sub-advisory agreement with MIMAK

The Board considered the following benefits in approving the sub-advisory agreement with MIMAK:

●	MIMAK uses an active allocation approach with a focus on yield when selecting investments. As a result, there is flexibility in the relative weightings given to various categories of investments and MIMAK intends to implement a systematic approach to identify higher yielding securities for the Fund. MIMAK primarily focuses on the direction, rather than the degree, of returns. The result of this approach is to deliver an optimal asset allocation construct in the current and projected economic environment. Furthermore, proprietary tools deliver additional insights that provide unique inputs into fundamental decision making.

●	MIMAK will utilize the same asset allocation strategy for DDF as for the other Delaware Funds asset allocation funds and has generated favorable historical performance returns managing similar funds.

●	MIMAK plans to implement a more dynamic asset-allocation framework to maintain a stable level of portfolio risk over time. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.

Benefits of the proposed sub-advisory agreement with MIMGL

The Board considered the following benefits in approving the sub-advisory agreement with MIMGL:

●	MIMGL MSI has a history of targeting consistent outperformance through systematic strategies and through a multi-factor investment approach to smooth returns. The Board has previously approved MIMGL as a sub-advisor to the Delaware equity funds to provide equity trading and quantitative support.

●	MIMGL MSI’s quantitative approach to investing is designed to systematically exploit investor biases, which may result in better market insights.
●	MIMGL MSI focuses on a quantitative approach and does not bias toward growth or value investments, a strategy which typically provides lower downside capture.

The costs of the services to be provided

DMC will compensate MIMAK and MIMGL for their sub-advisory services to DDF. DMC will pay MIMAK and MIMGL a portion of its investment management fee and DDF shareholders will not bear additional expenses related to the use of the sub-advisors. DMC will pay an amount representing 0.12% of DDF’s assets to MIMAK and an amount representing 0.20% of DDF’s equity assets, including REIT assets, that are managed by MIMGL, to MIMGL.

Regulatory requirements

Under the 1940 Act, the definition of “investment adviser” is broad and encompasses the types of services anticipated to be provided by MIMAK and MIMGL. Because MIMAK and MIMGL will be considered to be investment advisors, Section 15 of the 1940 Act requires that DMC enter into sub-advisory agreements with those entities on behalf of DDF. The 1940 Act requires that DDF’s shareholders approve the proposed sub-advisory agreements with MIMAK and MIMGL before DDF enters into such agreements.

If shareholders approve Proposal 3, MIMAK and MIMGL would begin providing services to DDF within approximately two weeks following the approval. If shareholders do not approve Proposal 3, MIMAK and MIMGL will not provide additional advisory services to DDF and the changes described herein will not take effect.

Required Vote. All shareholders of DDF vote together to approve the sub-advisory agreements with MIMAK and MIMGL. For Proposal 3, the sub-advisory agreements must be approved by a 1940 Act Majority Vote.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DELAWARE
INVESTMENTS DIVIDEND AND INCOME FUND, INC. UNANIMOUSLY
RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3.

INDEPENDENT ACCOUNTANTS AND
AUDIT COMMITTEE REPORT

The firm of PricewaterhouseCoopers LLP (“PwC”) was selected as the independent registered public accounting firm (“independent auditors”) for Delaware Investments Dividend and Income Fund, Inc. (DDF) and Delaware Enhanced Global Dividend and Income Fund (DEX) for the fiscal year ending November 30, 2020 on November 19, 2019. PwC was selected as the independent auditors for Delaware Investments National Municipal Income Fund (VFL), Delaware Investments Colorado Municipal Income Fund, Inc. (VCF), and Delaware Investments Minnesota Municipal Income Fund II, Inc. (VMM) for the fiscal year ending March 31, 2021 on February 25, 2020 (together, DDF, DEX, VFL, VCF and VMM are the “Funds”). PwC also acted as independent auditors of the Funds for their most recently completed fiscal years.

The Audit Committee must approve all audit and non-audit services provided to the Funds by their independent auditors, as well as non-audit services provided by their independent auditors to Delaware Management Company (“DMC”) and its affiliates that provide ongoing services to the Funds if such non-audit services relate to the operations or financial reporting of the Funds. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

Each Fund’s Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee’s consideration of audit and non-audit services by the independent auditors. These policies and procedures require that: (i) any audit and non-audit services to be provided by the independent auditors to a Fund, and (ii) non-audit services relating directly to the operations or financial reporting of the Funds that are provided by the Funds’ independent auditors to DMC or to any entity controlling, controlled by or under common control with DMC that provides ongoing services to the Funds are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided. The Audit Committee has pre-approved certain services with respect to the Funds, DMC and its affiliates up to certain specified fee limits.

As required by its charter, each Fund’s Audit Committee has reviewed and discussed with Fund management and representatives from PwC the audited financial statements for each Fund’s last fiscal year. The Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of the Funds’ accounting principles and such other matters required to be discussed with the Audit Committee by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301: Communications with Audit Committees (formerly Auditing Standard No. 16). The Audit Committee also received the written disclosures and the letter from PwC required by PCAOB Rule 3526, and discussed with representatives of PwC the independent auditor’s independence. Each Fund’s Audit Committee considered fees received by PwC from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors’ independence.

Based on the foregoing discussions with management and the independent auditors, each Fund’s Audit Committee unanimously recommended to the respective Fund’s Board that the aforementioned audited financial statements be included in each Fund’s annual report to shareholders for the fiscal year.

All members of each Fund’s Audit Committee, including Thomas K. Whitford, Chair, Jerome D. Abernathy, John A. Fry and Christianna Wood, are not considered to be “interested persons” under the 1940 Act. Each Fund’s Board has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee’s charter is available at delawarefunds.com.

Representatives of PwC are expected to attend the Meeting. The PwC representatives will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Audit and Other Fees. The Funds and “Covered Entities” (the investment advisor, excluding sub-advisors unaffiliated with the investment advisor, and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Funds) were billed the amounts listed below by PwC during each Fund’s last two fiscal years. None of the fees in the table below were approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

			Non-Audit Fees
			Audit
	Fiscal Year	Audit	Related	Tax	All
Fund	End	Fees	Fees(1)	Fees(2)	Other
Delaware Investments Dividend and	11/30/19	$37,830	$—	$7,611	$—
Income Fund, Inc.	11/30/18	$37,090	$—	$5,737	$—
Delaware Enhanced Global Dividend and	11/30/19	$37,830	$—	$9,371	$—
Income Fund	11/30/18	$37,090	$—	$5,737	$—
Delaware Investments Colorado Municipal	3/31/20	$39,200	$—	$3,500	$—
Income Fund, Inc.	3/31/19	$38,430	$—	$4,728	$—
Delaware Investments National Municipal	3/31/20	$39,200	$—	$3,500	$—
Income Fund	3/31/19	$38,430	$—	$4,728	$—

			Non-Audit Fees
			Audit
	Fiscal Year	Audit	Related	Tax	All
Fund	End	Fees	Fees(1)	Fees(2)	Other
Delaware Investments Minnesota Municipal	3/31/20	$39,200	$—	$3,500	$—
Income Fund II, Inc.	3/31/19	$38,430	$—	$4,728	$—
Covered Entities	11/30/19	$—	$909,000	$—	$—
	11/30/18	$—	$640,000	$—	$—
	3/31/20	$—	$909,000	$—	$—
	3/31/19	$—	$640,000	$—	$—
____________________

1	Includes fees billed for year-end audit procedures, reporting up and subsidiary statutory.
2	Includes fees billed to the Funds for the review of income tax returns and annual excise distribution calculations.

Aggregate non-audit fees to the Funds, the investment advisor and service provider affiliates. The aggregate non-audit fees billed by the independent auditors for services rendered to VCF, VFL and VMM, Covered Entities and other entities under common control with the investment advisor were $4,687,000 and $11,748,000 for the fiscal years ended March 31, 2020 and March 31, 2019, respectively. The aggregate non-audit fees billed by the independent auditors for services rendered to DDF and DEX, Covered Entities and other entities under common control with the investment advisor were $9,955,000 and $11,748,000 for the fiscal years ended November 30, 2019 and November 30, 2018, respectively.

In connection with its selection of PwC, the Audit Committee has considered PwC’s provision of non-audit services to the investment advisor and other service providers under common control with the investment advisor that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

COMMUNICATIONS TO THE BOARD

Shareholders who wish to communicate to the full Board may address correspondence to Thomas L. Bennett, Board Chair for the Funds, c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders may also send correspondence to any individual Director c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. As noted above, on or about September 1, 2020, the Funds’ address will be 610 Market Street, Philadelphia, PA 19106.

Without opening any such correspondence, Fund management will promptly forward all such correspondence to the addressed recipient(s).

OTHER INFORMATION

Investment Advisor. DMC, a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), 2005 Market Street, Philadelphia, PA 19103, serves as investment advisor to each Fund. On or about September 1, 2020, DMC’s new address will be 610 Market Street, Philadelphia, PA 19106.

Administrator. Delaware Investments Fund Services Company (“DIFSC”), 2005 Market St., Philadelphia, PA 19103, an affiliate of DMC, performs administrative and fund accounting oversight services for the Funds. On or about September 1, 2020, DIFSC’s new address will be 610 Market Street, Philadelphia, PA 19106.

Auditors. PwC serves as the Funds’ auditors. PwC’s principal address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Proxy Solicitation. Your vote is being solicited by the Directors of the Funds. The solicitation costs for Proposal 1 will be split evenly among the Funds and the solicitation costs for the Sub-advisor Proposals will be borne by DMC. Subject to the foregoing, the Funds reimburse brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The Funds have contracted with Computershare Fund Services (“Computershare”), to assist with solicitation of proxies. The anticipated costs of retaining Computershare are set forth in the chart below and include reimbursement of reasonable out-of-pocket expenses. The solicitation costs related to Proposal 1 will be absorbed by the each of the Funds. Management will absorb the solicitation costs specific to Proposals 2 and 3. Computershare anticipates that approximately 15 of its employees or other persons will be involved in soliciting shareholders of the Funds.

Fund	Cost of Proposal 1	Cost of Proposal 2	Cost of Proposal 3
DDF	Approx. $15,000 - $16,000	N/A	Approx. $39,000 - $53,000
DEX	Approx. $20,000 - $21,000	Approx. $29,000 - $35,000	N/A
VMM	Approx. $8,500 - $9,500	N/A	N/A
VCF	Approx. $4,500 - $5,500	N/A	N/A
VFL	Approx. $4,500 - $5,500	N/A	N/A

In addition to solicitation services to be provided by Computershare, proxies may be solicited by the Funds and their Directors and executive officers, and/or regular employees and officers of the Funds’ investment advisor, administrator, or any of their affiliates, none of whom will receive any additional compensation for these solicitations.

The Funds expect that the solicitation will be primarily by mail, but also may include advertisement, telephone, telecopy, facsimile transmission, electronic, oral, or other means of communication, or by personal contacts. If the Funds do not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote.

Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Funds (excluding the salaries and fees of officers and employees) will be approximately $140,000. To date, approximately $1,489 has been spent on the solicitation. These estimates include fees for attorneys, accountants, public relations or financial advisors, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the solicitation, but exclude costs normally expended for the election of Directors in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

Householding. Unless you have instructed the Funds not to, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Macquarie Investment Management, 2005 Market Street, Philadelphia, PA 19103 or call toll-free (866) 437-0252. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Macquarie Investment Management, 2005 Market Street, Philadelphia, PA 19103 or call toll-free (866) 437-0252. Note that on or about September 1, 2020, the Funds’ address will be c/o Macquarie Investment Management, 610 Market Street, Philadelphia, PA 19106.

Shareholder Proposals. For the Funds’ annual meeting of shareholders in 2021, shareholder proposals and Board nominations must be received no earlier than February 15, 2021 and no later than March 17, 2021. In addition, shareholder proposals to be included in the Funds’ Combined Proxy Statement for that meeting must be received no later than March 17, 2021. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office listed in the “Householding” section above in this Combined Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act, other applicable law and each Fund’s governing instruments. The persons designated as proxies will vote in their discretion on any matter if the Funds do not receive notice of such matter prior to May 31, 2021.

Fund Reports. Each Fund’s most recent annual report and semi-annual report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Funds c/o Macquarie Investment Management, 2005 Market Street, Philadelphia, PA 19103, or by calling toll-free (866) 437-0252. Note that on or about September 1, 2020, the Funds’ address will be c/o Macquarie Investment Management, 610 Market Street, Philadelphia, PA 19106.

EXHIBIT A

OUTSTANDING SHARES AS OF RECORD DATE (JUNE 19, 2020)

Delaware Investments Dividend and Income Fund, Inc.
Common Shares	7,688,158.1589
Delaware Enhanced Global Dividend and Income Fund
Common Shares	12,007,335.6820
Delaware Investments Colorado Municipal Income Fund, Inc.
Common Shares	4,837,100.0000
Preferred Shares	300.0000
Delaware Investments National Municipal Income Fund
Common Shares	4,528,443.5053
Preferred Shares	300.0000
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Common Shares	11,504,975.0860
Preferred Shares	750.0000

A-1

EXHIBIT B

SHAREHOLDERS OWNING 5% OR MORE OF A FUND

According to disclosure publicly filed with the SEC, as of June 19, 2020, the following accounts held of record 5% or more of the outstanding shares of the Funds listed below. Except as noted below, management does not have knowledge of beneficial owners.

Percent of
			Number of	Outstanding
Fund	Name and Address	Class of Shares	Shares	Shares
Delaware Enhanced	Rivernorth Capital	Common Shares	968,107	8.06%
Global Dividend and	Management, LLC
Income Fund	325 N. LaSalle St
Suite 645
Chicago, IL 60654-7030
Delaware Enhanced	First Trust Portfolios L.P.	Common Shares	891,810	7.43%
Global Dividend and	120 East Liberty Drive, Suite 400
Income Fund	Wheaton, Illinois 60187

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
Delaware Investments	Toronto Dominion	Preferred Shares	300	100.00%
Colorado Municipal	Investments, Inc.
Income Fund, Inc.	31 West 52nd St
New York, NY 10019
Delaware Investments	MacKay Shields LLC	Common Shares	256,199	5.66%
National Municipal	1345 Avenue of Americas
Income Fund	New York, NY 10105
Delaware Investments	Toronto Dominion	Preferred Shares	300	100.00%
National Municipal	Investments, Inc.
Income Fund	31 West 52nd St
New York, NY 10019
Delaware Investments	Toronto Dominion	Preferred Shares	750	100.00%
Minnesota Municipal	Investments, Inc.
Income Fund II, Inc.	31 West 52nd St
New York, NY 10019

B-1

EXHIBIT C

EXECUTIVE OFFICERS OF THE FUNDS

The Board and the senior management of each Fund appoint officers each year, and from time to time as necessary. Listed below are the executive officers, their years of birth and addresses, positions and length of service with the Funds, and principal occupations during the past five years. Each executive officer is also an officer of DMC, the investment advisor of each Fund, and considered to be an “interested person” of the Funds under the 1940 Act. In addition, Mr. Connor and Mr. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment advisor as the Funds. No officer receives compensation from the Funds. On or about September 1, 2020, each officer’s address will be 610 Market Street, Philadelphia, PA 19106.

Name, Address,	Position(s) Held with	Length of	Principal Occupation(s)
and Birthdate	the Funds	Time Served	During the Past Five Years
David F. Connor	Senior Vice President,	Senior Vice President	David F. Connor has served
2005 Market Street	General Counsel,	since May 2013;	in various capacities at
Philadelphia, PA	and Secretary	General Counsel	different times at Macquarie
19103		since May 2015;	Investment Management.
December 1963		Secretary since
October 2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served
2005 Market Street	Treasurer	Treasurer since	in various capacities at
Philadelphia, PA		October 2007	different times at Macquarie
19103			Investment Management.
October 1972

Richard Salus	Senior Vice President	Senior Vice President	Richard Salus has served
2005 Market Street	and Chief Financial	and Chief Financial	in various capacities at
Philadelphia, PA	Officer	Officer since	different times at Macquarie
19103		November 2006	Investment Management.
October 1963

C-1

EXHIBIT D

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust (the “Investment Manager”), and [INSERT ENTITY] (the “Sub-Adviser’’).

WITNESSETH:

WHEREAS, [insert registrant] is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware (the “Trust”);

WHEREAS, [insert fund] is a series of the Trust (the “Fund”);

WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an investment management agreement (the “Investment Management Agreement”) whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund;

WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund;

WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment advisory services; and

WHEREAS, the Board of Trustees (the “Board”) of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to the Fund in the manner, for the period, and on the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. (a) The Sub-Adviser will supervise and direct the investments of the assets of the Fund in accordance with the Fund’s investment objectives, policies, and restrictions as provided in its Prospectus (“Prospectus”) and Statement of Additional

Information (“SAI”), as currently in effect and as amended or supplemented from time to time, and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser in accordance with the clause 1(d), subject always to the supervision and control of the Investment Manager and the Board.

(b) As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Fund or the Investment Manager to:

(i)	obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Fund or that are under consideration for inclusion in the Fund and invest the Fund in accordance with the Investment Manager’s and the Board’s written direction as more fully set forth herein and as otherwise directed;

(ii)	regularly make decisions as to what securities to purchase and sell on behalf of the Fund, effect the purchase and sale of such investments in furtherance of the Fund’s objectives and policies, and furnish the Board with such information and reports within the Sub-Adviser’s possession and control regarding the Sub-Adviser’s activities in the performance of its duties and obligations under this Agreement as the Investment Manager reasonably deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable international, federal and state laws and regulations and Trust policies and procedures;

(iii)	provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate and subject to any obligation of confidentiality, that are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in similar strategies in the Fund’s currently effective Prospectus, as the same may be hereafter modified, amended, and/or supplemented from time to time, and in any permissible reports and materials prepared by the Fund or its agent to which the Sub-Adviser has consented;

(iv)

provide information as reasonably requested by the Investment Manager or the Board to assist them or their agents in the determination of the fair value of certain portfolio securities held in the Fund when market quotations are not readily available for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board;

(v)

vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations (“Corporate Actions”) with respect to the issuers of securities held in the Fund, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

(vi)

provide performance and other information and reasonably requested by the Investment Manager or the Board to assist them or their agent in conducting ongoing due diligence and performance monitoring, subject to any obligation of confidentiality; and

(vii)

maintain all accounts, books, and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any accounts, books and records that it maintains for the Fund and that are required to be maintained by Rule 31a-l under the 1940 Act. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

(c) The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an “affiliated person” of the Fund concerning transactions for the Fund in securities or other assets, except as such consultations may be reasonably necessary in order to ensure compliance with Rule 12d3-l under the 1940 Act.

(d) Subject to sub-clause 1(e), in furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time, that are applicable to the Fund and notified to the Sub-Adviser; (ii) provisions of the Trust’s By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time that are applicable to the Fund and notified to the Sub-Adviser; (iii) the Fund’s Prospectus; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust’s compliance policies and procedures and other policies and procedures adopted from time to time by the Board applicable to the Fund and notified to the Sub-Adviser; and (vi) the written instructions of the Investment Manager. The Sub-Adviser will promptly inform the Investment Manager if it is unable to comply with the notified modification, amendment, supplement, policy procedure or written instruction (together, “Instruction”), and the Sub-Adviser must promptly seek to clarify such Instruction with the Investment Manager. If an Instruction is inconsistent with the Fund’s Prospectus or, in the Sub-Adviser’s opinion, ambiguous or unclear in any respect, the Sub-Adviser must promptly clarify the Instruction with the Investment Manager and the Instruction will not operate until it has been clarified.

(e) The Investment Manager agrees to provide the Sub-Adviser with current copies of the documents mentioned in paragraph l(d)(i), (ii), (iii) and (v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-Adviser shall not be responsible for compliance with such documents or amendments unless and until a reasonable time after they are received by the Sub-Adviser. The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or the Fund.

(f) In order to assist the Trust and the Trust’s chief compliance officer (the “Trust CCO”) and the Investment Manager and the Investment Manager’s Chief Compliance Officer (the “IM CCO”) in satisfying the requirements contained in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act, respectively, the Sub-Adviser shall provide to the Trust CCO and/or IM CCO:

(i) direct access to the Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) and its officers and employees, as reasonably requested by the Trust CCO and/or IM CCO; (ii) quarterly reports reasonably required by the Investment Manager confirming that the Sub-Adviser has complied with the Trust’s Compliance Procedures in managing the Fund to the extent those Compliance Procedures directly relate to the Sub-Adviser’s services under this Agreement; and (iii) quarterly certifications with respect to Material Compliance Matters (as that term is defined in Rule 38a-1(e)(2) under the 1940 Act) related to the Sub-Adviser’s management of the Fund.

The Sub-Adviser shall promptly provide the Trust CCO and IM CCO with copies and summaries of: (i) the Sub-Adviser’s policies and procedures for compliance by the Sub-Adviser with the federal securities laws and to prevent violation of the Advisers Act (together, the “Sub-Adviser Compliance Procedures”); and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO and IM CCO so as to facilitate the Trust CCO’s and IM CCO’s performance of their respective responsibilities under Rule 38a-1 and Rule 206(4)-7, including to review, evaluate and report to the Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO and IM CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Fund. The Sub-Adviser shall allow the Trust CCO and/or the IM CCO, as reasonably requested from time to time, access to examine and review the Sub-Adviser’s Compliance Procedures and the Sub-Adviser’s adherence thereto. The Sub-Adviser shall provide to the Trust CCO and IM CCO: (i) quarterly reports confirming the Sub-Adviser’s compliance with the Sub-Adviser Compliance Procedures in managing the Fund; and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Fund. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO and IM CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the federal securities laws, including the conduct and results of our annual review for adequacy and effectiveness.

(g) The Sub-Adviser shall provide reasonable assistance to the Fund in the preparation of the Trust’s registration statements, the Prospectuses and SAIs, shareholder reports and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) as may relate to the Fund, and shall provide the Fund with information in its possession and control and reasonably requested by the Investment Manager for use in the Fund’s Regulatory Filings, including, without limitation, information related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, investment management strategies and techniques, and proxy voting policies. The Sub-Adviser shall provide such certifications regarding the Fund as the Trust’s officers may reasonably request for purposes of the preparation of any Regulatory Filings.

(h) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized herein or otherwise, have no authority to act for or represent the Trust, the Fund or the Investment Manager in any way, or in any way be deemed an agent of the Trust, the Fund or the Investment Manager. Notwithstanding the foregoing, the Investment Manager appoints the Sub-Adviser as agent of the Fund to provide investment advisory services to Fund on the terms contained in this Agreement and the Sub-Adviser accepts this appointment. For the avoidance of doubt, Sub-Adviser may, as agent, instruct and place trades, respond to corporate actions, execute Fund documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with providing advisory services to the Fund; provided that Sub-Adviser must seek prior written approval from Investment Manager for any derivatives agreements.

(i) The Sub-Adviser may perform its services through its employees, officers or agents, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Fund’s Prospectus shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Investment Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

(j) The Investment Manager shall provide (or use its reasonable endeavors to cause to be provided) timely information to the Sub-Adviser regarding such matters as the cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities under this Agreement.

2. (a) Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; transfer agency expenses; pricing service expenses; expenses relating to tax services; brokerage commissions; custodian fees; legal and accounting fees; taxes; interest; federal securities law filing expenses; and federal and state registration fees. The Sub-Adviser shall not be obligated to pay any expenses of the Investment Manager, the Trust or the Fund unless expressly assumed by the Sub-Adviser pursuant to this Agreement or otherwise agreed to in writing.

(b) Directors, members, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, members, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein. The Sub-Adviser may combine orders for the Fund with orders for other accounts or funds under management. Transactions involving combined orders are allocated in a manner deemed equitable to each account. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-Adviser, and (ii) as described in the Fund’s Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund the Sub-Adviser shall use its reasonable endeavors to obtain for the Fund “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

(b) Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-Adviser in writing, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), cause the Fund to pay a broker or dealer that provides brokerage or research services to any of the Investment Manager, the Sub-Adviser or the Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage and research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to its clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-l thereunder, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with brokers or dealers that are affiliated with the Sub-Adviser. Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.

4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser the fees at the rates provided in Exhibit A attached hereto. The compensation payable to the Sub-Adviser for its services hereunder shall be paid at the end of each calendar quarter (within 30 days of receipt by the Investment Manager of an invoice from the Sub-Adviser) based upon the average daily Fund net assets during the preceding quarter. The fee payable for the quarter shall be accrued daily based on 365/366 year. The Investment Manager will procure that the Fund’s quarterly net asset value calculation for the preceding quarter is provided to the Sub-Adviser within a reasonable time at the beginning of each quarter to allow the Sub-Adviser sufficient time to prepare an invoice each quarter. If this Agreement becomes effective or terminates before the end of any quarter, the sub-advisory fee for the period shall be prorated accordingly.

5. The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

(b) Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) or otherwise refer to the Sub-Adviser in any materials related to the Trust or the Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub- Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) in materials related to the Fund.

(c) The Sub-Adviser shall not use the Investment Manager’s name (or that of any subsidiary of Macquarie Management Holdings, Inc. (“MMHI”)) or otherwise refer to the Investment Manager or any subsidiary of MMHI in any materials related to the Trust or the Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) of the Trust and the Fund, except for the purpose of describing prior clients or prior performance of the Sub-Adviser, as permitted by the Advisers Act or other applicable requirements.

(d) This Section 6 applies solely to materials related to the Fund and the Trust only, and not to other products or relationships between the Sub-Adviser and the Investment Manager.

7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, neither the Sub-Adviser nor any of its affiliates nor any of its or their controlling persons, members, officers, directors, employees or agents (collectively, “Sub-Adviser Related Persons”) shall be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, or that the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. Subject to the first sentence of this Section 7(a), the Sub-Adviser shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager, the Fund or the Trust. Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA or any rules or regulations adopted under any of those laws.

(b) The Investment Manager shall indemnify Sub-Adviser Related Persons to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees (collectively “Losses”), incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statements, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statements or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

(c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively “Investment Manager Related Persons”) to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statements, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

(d) Notwithstanding anything to the contrary in this Agreement, neither party is liable to the other party for consequential loss. For the purposes of this Agreement, ‘consequential loss’ includes loss or profits, loss of revenue, loss or denial of opportunity, loss of or damage to access to markets, loss of anticipated savings, loss of or damage to goodwill, loss of or damage to business reputation, future reputation, and publicity, any indirect, remote abnormal or unforeseeable loss or any similar loss whether or not in the reasonable contemplation of the parties at the time of execution of this Agreement.

8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved with respect to the Fund in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the U.S. Securities and Exchange Commission (the “SEC”) or its staff. This Agreement shall continue in effect with respect to the Fund for a period of two (2) years and may be renewed thereafter with respect to the Fund only so long as such renewal and continuance with respect to the Fund is specifically approved at least annually by the applicable Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or “interested persons” of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement may be amended only by written agreement of the Investment Manager and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder or any applicable exemptive order.

(c) This Agreement may be terminated with respect to a the Fund (i) by the Investment Manager at any time, without the payment of a penalty, on 60 days’ written notice to the Sub-Adviser of the Investment Manager’s intention to do so and (ii) by the Trust with respect to the Fund in the Trust at any time, without the payment of a penalty, on 60 days’ written notice to the Sub- Adviser of the Trust’s intention to do so pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement with respect to the Fund at any time, without the payment of a penalty, on 60 days’ written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act) or upon the termination of an Investment Management Agreement.

9. Any information and advice furnished by either party to this Agreement to the other party shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

(i)	is already known to the receiving party at the time it is obtained (other than through previous disclosure by the protected party or by a party known by the receiving party to be bound by a confidentiality obligation to the protected party);

(ii)	is or becomes publicly known or available through no wrongful act of the receiving party;

(iii)	is rightfully received from a third party who, to the best of the receiving party’s knowledge, is not under a duty of confidentiality;

(iv)	is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party provides the protected party written notice of such requirement, to the extent such notice is permitted and reasonably practicable in the circumstances);

(v)	is relevant to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party provides the protected party with sixty (60) days’ written notice of any disclosure if practicable or such lesser amount as may be necessary and provided such notice does not prejudice the receiving party); or

(vi)	has been or is independently developed or obtained by the receiving party.

The Sub-Adviser shall not disclose any “nonpublic personal information” (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers (as such term is defined in Regulation S-P, including any amendments thereto) of the Trust to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

10. The Sub-Adviser represents, warrants and agrees that:

(a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations that do not specifically relate to the Fund or the Fund shall not be required to be reported by this provision.

(b) The Sub-Adviser has adopted policies and procedures and a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and 204A-1 under the Advisers Act and will provide the Investment Manager and the Board with a copy of such policies and procedures and code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-l, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-l during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-l(c)(l) relating to the approval by the Board of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement.

(c) The Sub-Adviser has provided the Trust and the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Trust and the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(d) The Sub-Adviser will notify the Trust and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Fund prior to or promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment of this Agreement by the Sub-Adviser or change in control of the Sub-Adviser so long as the assignment is not by or with respect to the Investment Manager.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.

11. The Investment Manager will notify the Sub-Adviser of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-Adviser, or change of control of the Investment Manager, as applicable.

12. The Sub-Adviser has implemented policies and procedures designed to prevent the disclosure by the Sub-Adviser, its employees or agents of the Fund’s portfolio holdings to any person or entity other than the Investment Manager, the Trust’s custodian, or other persons expressly designated by the Investment Manager.

13. This Agreement shall extend to and bind the successors of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.

14. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

If to the Sub Adviser:

[insert address]

If to the Investment Manager or the Fund:	General Counsel
2005 Market Street
Philadelphia, PA 19103

16. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” and “assignment” shall have the meanings given them in the 1940 Act, subject, however to such exemptions as may be granted by the SEC and its staff under the 1940 Act.

17. If by reason of (a) market movements; (b) contributions to or withdrawals from the Portfolio; (c) a change in the nature of any investment (whether through change in business activity or credit rating); or (d) circumstances beyond the reasonable control of the Sub-Adviser, the Fund ceases to comply with any document or instruction referred to in clause 1(d), the Sub-Adviser must remedy the non-compliance as soon as practicable after the Sub-Adviser becomes aware of the non-compliance. If remedied in accordance with this clause, the non-compliance will not constitute a breach of the Agreement.

18. The Investment Manager and Trust acknowledge that the Sub-Adviser will manage the Fund on a pre-tax basis and is not required to take into account the Fund’s tax position in managing the Fund.

19. A party will not be liable to the other for any failure, interruption or delay in performance of their respective obligations to the extent such failure, interruption or delay is caused by (a) a breakdown, failure or malfunction of any telecommunications or computer service or system which has been set up and maintained by a party in accordance with the requirements of this Agreement; (b) the closure or suspension of any market relevant to a party’s obligations under this Agreement; or (c) any fire, explosion, flood, earthquake, peril of the sea, strike or lockout, embargo, civil commotions, riots, wars, weather, governmental laws, orders or restrictions, national or regional emergencies, strikes, labour stoppages or slowdowns or other industrial disturbances, shortage of adequate power, materials or transportation facilities or any similar cause beyond a party’s reasonable control.

20. The Investment Manager acknowledges that the Sub-Adviser is a member of the Macquarie Group Limited group of companies (“Macquarie Group”) and that such group is a diversified provider of financial and investment services, engaging in a broad range of activities including securities underwriting, sales and trading,  investment banking, lending, financial advisory services, investment research, asset management and other activities. The Sub-Adviser generally has no control over these activities. As a result, the Investment Manager acknowledges that from time to time the Sub-Adviser’s investment activities may be restricted, for example due to regulatory constraints applicable to the Macquarie Group, and/or its internal policies designed to comply with such constraints. Without limitation, this includes circumstances where an acquisition of securities would cause the Macquarie Group’s aggregated holdings in a company to exceed applicable takeover thresholds. In addition, where, due to such restrictions, there is limited capacity to acquire particular securities, the Fund will not have priority over any member of, or any other fund or clients associated with, the Macquarie Group to acquire those securities, however the Sub-Adviser will allocate available securities amongst funds and clients (including the Fund) in a fair and equitable manner.

21. Subject to the Investment Company Act of 1940, as amended, and its rules and regulations and in accordance with the Fund’s compliance policies and procedures, the Sub-Adviser may ‘cross securities’ where one or more of the client accounts or pooled funds managed by the Sub-Adviser or a related body corporate of the Sub-Adviser (“Sub-Adviser Accounts”) either (a) have demand for assets contained in the Fund; or (b) have available for sale assets which the Sub-Adviser wishes to be contained in the Fund. A ‘crossing of securities’ may occur by the Sub-Adviser making an offer to purchase specific assets from the Fund or making an offer to sell to the Fund specific assets. Neither the Sub-Adviser nor its related body corporate may charge transaction fees with respect to the trade between the Fund and a Manager Account pursuant to this clause.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of _____ [____], 2020.

DELAWARE MANAGEMENT
COMPANY, a series of
Macquarie Investment
Management Business Trust

By:
Name:
Title:

EXECUTED by [insert sub adviser]	)
)
)
)
)
)
Signature of attorney
Date

Name of attorney
Signature of attorney

Name of attorney

Agreed to and accepted as of the day and year first above written:

[REGISTRANT]

By
Name:
Title:

EXHIBIT A
FEE SCHEDULE

Delaware Investments Dividend
and Income Fund, Inc.

Delaware Enhanced Global
Dividend and Income Fund

Delaware Investments Colorado
Municipal Income Fund, Inc.

Delaware Investments National
Municipal Income Fund

Delaware Investments Minnesota
Municipal Income Fund II, Inc.

COMBINED PROXY
STATEMENT
Notice of Joint
Annual Meeting
of Shareholders
SEPTEMBER 18, 2020

PRXY-CE-2020

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website
www.meetingcenter.io/270746350
on September 18 at 4:00 p.m. Eastern Time
To Participate in the Virtual Meeting, enter
the 14-digit control number from the
shaded box on this card
The Password for this meeting is DEL2020.

Please detach at perforation before mailing.

PROXY

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2020

COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held via live webcast at the following Website: www.meetingcenter.io/270746350 on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is DEL2020. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME

BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

DDF_31423_070220
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholder Meeting to be held virtually on September 18, 2020.
The Proxy Statement for this meeting is available at:
www.delawarefunds.com/ceproxy

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 3.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
Proposals
1.	To approve the election of Directors:
01.	Thomas L. Bennett	02.	Jerome D. Abernathy	03.	Ann D. Borowiec	04.	Joseph W. Chow
05.	John A. Fry	06.	Lucinda S. Landreth	07.	Shawn K. Lytle	08.	Frances A. Sevilla-Sacasa
09.	Thomas K. Whitford	10.	Christianna Wood	11.	Janet L. Yeomans

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number and name on the line provided.______________________

3.	To approve sub-advisory agreements between Delaware Management Company and each of Macquarie Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited to provide additional services to the Fund.

	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.
FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	DDF 31423	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website
www.meetingcenter.io/270746350
on September 18 at 4:00 p.m. Eastern Time
To Participate in the Virtual Meeting, enter
the 14-digit control number from the
shaded box on this card
The Password for this meeting is DEL2020.

Please detach at perforation before mailing.

PROXY

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2020

COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held via live webcast at the following Website: www.meetingcenter.io/270746350 on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is DEL2020. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

DDF_31423_070220
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholder Meeting to be held virtually on September 18, 2020.
The Proxy Statement for this meeting is available at:
www.delawarefunds.com/ceproxy

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
Proposals
1.	To approve the election of Directors:
01.	Thomas L. Bennett	02.	Jerome D. Abernathy	03.	Ann D. Borowiec	04.	Joseph W. Chow
05.	John A. Fry	06.	Lucinda S. Landreth	07.	Shawn K. Lytle	08.	Frances A. Sevilla-Sacasa
09.	Thomas K. Whitford	10.	Christianna Wood	11.	Janet L. Yeomans

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number and name on the line provided.______________________

2.	To approve sub-advisory agreements between Delaware Management Company and each of Macquarie Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited to provide additional services to the Fund.

	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.
FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	DEX 31423	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website
www.meetingcenter.io/270746350
on September 18 at 4:00 p.m. Eastern Time
To Participate in the Virtual Meeting, enter
the 14-digit control number from the
shaded box on this card
The Password for this meeting is
DEL2020.

Please detach at perforation before mailing.

PROXY

DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2020

COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held via live webcast at the following Website: www.meetingcenter.io/270746350 on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is DEL2020. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

VCF_31423_062920
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholder Meeting to be held virtually on September 18, 2020.
The Proxy Statement for this meeting is available at:
www.delawarefunds.com/ceproxy

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN THE PROPOSAL.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

Proposal
1.	To approve the election of Directors:
01.	Thomas L. Bennett	02.	Jerome D. Abernathy	05.	John A. Fry	06.	Lucinda S. Landreth
07.	Shawn K. Lytle	08.	Frances A. Sevilla-Sacasa	09.	Thomas K. Whitford	10.	Christianna Wood
11.	Janet L. Yeomans
FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number and name on the line provided.____________________

To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	VCF 31423	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website
www.meetingcenter.io/270746350
on September 18 at 4:00 p.m. Eastern Time
To Participate in the Virtual Meeting, enter
the 14-digit control number from the
shaded box on this card
The Password for this meeting is
DEL2020.

Please detach at perforation before mailing.

PROXY

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2020

COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held via live webcast at the following Website: www.meetingcenter.io/270746350 on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is DEL2020. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

VFL_31423_062920
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholder Meeting to be held virtually on September 18, 2020.
The Proxy Statement for this meeting is available at:
www.delawarefunds.com/ceproxy

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN THE PROPOSAL.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

Proposal
1.	To approve the election of Directors:
01.	Thomas L. Bennett	02.	Jerome D. Abernathy	05.	John A. Fry	06.	Lucinda S. Landreth
07.	Shawn K. Lytle	08.	Frances A. Sevilla-Sacasa	09.	Thomas K. Whitford	10.	Christianna Wood
11.	Janet L. Yeomans
FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number and name on the line provided.____________________

To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	VFL 31423	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website
www.meetingcenter.io/270746350
on September 18 at 4:00 p.m. Eastern Time
To Participate in the Virtual Meeting, enter
the 14-digit control number from the
shaded box on this card
The Password for this meeting is
DEL2020.

Please detach at perforation before mailing.

PROXY

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2020

COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held via live webcast at the following Website: www.meetingcenter.io/270746350 on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is DEL2020. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

VMM_31423_062920
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholder Meeting to be held virtually on September 18, 2020.
The Proxy Statement for this meeting is available at:
www.delawarefunds.com/ceproxy

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN THE PROPOSAL.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

Proposal
1.	To approve the election of Directors:
01.	Thomas L. Bennett	02.	Jerome D. Abernathy	05.	John A. Fry	06.	Lucinda S. Landreth
07.	Shawn K. Lytle	08.	Frances A. Sevilla-Sacasa	09.	Thomas K. Whitford	10.	Christianna Wood
11.	Janet L. Yeomans
FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number and name on the line provided.____________________

To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	VMM 31423	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY

DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2020

PREFERRED SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held virtually, on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VCF_31423_062920_Pref
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholder Meeting to be held virtually on September 18, 2020.
The Proxy Statement for this meeting is available at:
www.delawarefunds.com/ceproxy

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN THE PROPOSAL.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

Proposal
1.	To approve the election of Directors:
01.	Thomas L. Bennett	02.	Jerome D. Abernathy	03.	Ann D. Borowiec	04.	Joseph W. Chow
05.	John A. Fry	06.	Lucinda S. Landreth	07.	Shawn K. Lytle	08.	Frances A. Sevilla-Sacasa
09.	Thomas K. Whitford	10.	Christianna Wood	11.	Janet L. Yeomans
FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number and name on the line provided.____________________

To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	VCF2 31423	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2020

PREFERRED SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held virtually, on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VFL_31423_062920_Pref
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholder Meeting to be held virtually on September 18, 2020.
The Proxy Statement for this meeting is available at:
www.delawarefunds.com/ceproxy

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN THE PROPOSAL.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

Proposal
1.	To approve the election of Directors:
01.	Thomas L. Bennett	02.	Jerome D. Abernathy	03.	Ann D. Borowiec	04.	Joseph W. Chow
05.	John A. Fry	06.	Lucinda S. Landreth	07.	Shawn K. Lytle	08.	Frances A. Sevilla-Sacasa
09.	Thomas K. Whitford	10.	Christianna Wood	11.	Janet L. Yeomans
FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number and name on the line provided.____________________

To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	VFL2 31423	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2020

PREFERRED SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held virtually, on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VMM_31423_062920_Pref
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholder Meeting to be held virtually on September 18, 2020.
The Proxy Statement for this meeting is available at:
www.delawarefunds.com/ceproxy

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN THE PROPOSAL.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

Proposal
1.	To approve the election of Directors:
01.	Thomas L. Bennett	02.	Jerome D. Abernathy	03.	Ann D. Borowiec	04.	Joseph W. Chow
05.	John A. Fry	06.	Lucinda S. Landreth	07.	Shawn K. Lytle	08.	Frances A. Sevilla-Sacasa
09.	Thomas K. Whitford	10.	Christianna Wood	11.	Janet L. Yeomans
FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number and name on the line provided.____________________

To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	VMM2 31423	M xxxxxxxx